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                              Arthur Andersen LLP


                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement File Nos. 33-82158, 333-04995, 333-04959, 333-04963,
333-04965, 333-52775, 333-71443 and 333-35815.

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                                               ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
April 13, 1999